Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Fourth Quarter 2022
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Annual Report on Form 10-K for the period ended December 31, 2022 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15 - Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2022 Q4 vs.		Year Ended December 31,
(Dollars in millions, except per share data and as noted)	2022	2022	2022	2022	2021	2022	2021			2022 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2022	2021	2021
Income Statement
Net interest income	$7,197	$7,003	$6,517	$6,397	$6,450	3%	12%	$27,114	$24,171	12%
Non-interest income	1,843	1,802	1,715	1,776	1,668	2	10	7,136	6,264	14
Total net revenue(1)	9,040	8,805	8,232	8,173	8,118	3	11	34,250	30,435	13
Provision (benefit) for credit losses	2,416	1,669	1,085	677	381	45	**	5,847	(1,944)	**
Non-interest expense:
Marketing	1,118	978	1,003	918	999	14	12	4,017	2,871	40
Operating expense	3,962	3,971	3,580	3,633	3,679	—	8	15,146	13,699	11
Total non-interest expense	5,080	4,949	4,583	4,551	4,678	3	9	19,163	16,570	16
Income from continuing operations before income taxes	1,544	2,187	2,564	2,945	3,059	(29)	(50)	9,240	15,809	(42)
Income tax provision	312	493	533	542	633	(37)	(51)	1,880	3,415	(45)
Income from continuing operations, net of tax	1,232	1,694	2,031	2,403	2,426	(27)	(49)	7,360	12,394	(41)
Income (loss) from discontinued operations, net of tax	—	—	—	—	(1)	—	**	—	(4)	**
Net income	1,232	1,694	2,031	2,403	2,425	(27)	(49)	7,360	12,390	(41)
Dividends and undistributed earnings allocated to participating securities(2)	(14)	(21)	(25)	(28)	(21)	(33)	(33)	(88)	(105)	(16)
Preferred stock dividends	(57)	(57)	(57)	(57)	(74)	—	(23)	(228)	(274)	(17)
Issuance cost for redeemed preferred stock(3)	—	—	—	—	(34)	—	**	—	(46)	**
Net income available to common stockholders	$1,161	$1,616	$1,949	$2,318	$2,296	(28)	(49)	$7,044	$11,965	(41)
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$3.03	$4.21	$4.98	$5.65	$5.43	(28)%	(44)%	$17.98	$27.05	(34)%
Income (loss) from discontinued operations	—	—	—	—	—	—	—	—	(0.01)	**
Net income per basic common share	$3.03	$4.21	$4.98	$5.65	$5.43	(28)	(44)	$17.98	$27.04	(34)
Diluted earnings per common share:(2)
Net income from continuing operations	$3.03	$4.20	$4.96	$5.62	$5.41	(28)%	(44)%	$17.91	$26.95	(34)%
Income (loss) from discontinued operations	—	—	—	—	—	—	—	—	(0.01)	**
Net income per diluted common share	$3.03	$4.20	$4.96	$5.62	$5.41	(28)	(44)	$17.91	$26.94	(34)
Weighted-average common shares outstanding (in millions):
Basic	382.6	383.4	391.2	410.4	422.5	—	(9)%	391.8	442.5	(11)%
Diluted	383.7	384.6	392.6	412.2	424.3	—	(10)	393.2	444.2	(11)
Common shares outstanding (period-end, in millions)	381.3	382.0	383.8	399.0	413.9	—	(8)	381.3	413.9	(8)
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—	$2.40	$2.60	(8)
Tangible book value per common share (period-end)(4)	86.11	81.38	87.84	91.77	99.74	6%	(14)	86.11	99.74	(14)

						2022 Q4 vs.		Year Ended December 31,
(Dollars in millions)	2022	2022	2022	2022	2021	2022	2021			2022 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2022	2021	2021
Balance Sheet (Period-End)
Loans held for investment	$312,331	$303,943	$296,384	$280,466	$277,340	3%	13%	$312,331	$277,340	13%
Interest-earning assets	427,248	415,262	406,565	398,241	397,341	3	8	427,248	397,341	8
Total assets	455,249	444,232	440,288	434,195	432,381	2	5	455,249	432,381	5
Interest-bearing deposits	300,789	282,802	270,881	275,648	272,937	6	10	300,789	272,937	10
Total deposits	332,992	317,193	307,885	313,429	310,980	5	7	332,992	310,980	7
Borrowings	48,715	54,607	58,938	45,358	43,086	(11)	13	48,715	43,086	13
Common equity	47,737	46,015	48,564	51,499	56,184	4	(15)	47,737	56,184	(15)
Total stockholders’ equity	52,582	50,861	53,410	56,345	61,029	3	(14)	52,582	61,029	(14)
Balance Sheet (Average Balances)
Loans held for investment	$306,881	$300,186	$286,110	$275,342	$267,159	2%	15%	$292,238	$252,730	16%
Interest-earning assets	421,051	412,171	398,934	394,082	390,868	2	8	406,646	389,336	4
Total assets	449,659	447,088	435,327	430,372	427,845	1	5	440,538	424,521	4
Interest-bearing deposits	292,793	275,900	268,104	271,823	269,951	6	8	277,208	271,500	2
Total deposits	326,558	311,928	305,954	309,597	307,272	5	6	313,551	306,397	2
Borrowings	49,747	58,628	53,208	42,277	39,943	(15)	25	51,006	38,590	32
Common equity	47,594	49,696	49,319	54,591	56,946	(4)	(16)	50,279	56,966	(12)
Total stockholders’ equity	52,439	54,541	54,165	59,437	62,498	(4)	(16)	55,125	62,556	(12)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2022 Q4 vs.				Year Ended December 31,
(Dollars in millions, except as noted)	2022	2022	2022	2022	2021	2022		2021				2022 vs.
	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2022	2021	2021
Performance Metrics
Net interest income growth (period over period)	3%	7%	2%	(1)%	5%	**		**		12%	5%	**
Non-interest income growth (period over period)	2	5	(3)	6	—	**		**		14	12	**
Total net revenue growth (period over period)	3	7	1	1	4	**		**		13	7	**
Total net revenue margin(5)	8.59	8.55	8.25	8.30	8.31	4	bps	28	bps	8.42	7.82	60	bps
Net interest margin(6)	6.84	6.80	6.54	6.49	6.60	4		24		6.67	6.21	46
Return on average assets	1.10	1.52	1.87	2.23	2.27	(42)		(117)		1.67	2.92	(125)
Return on average tangible assets(7)	1.13	1.57	1.93	2.31	2.35	(44)		(122)		1.73	3.03	(130)
Return on average common equity(8)	9.76	13.01	15.81	16.98	16.13	(325)		(6)%		14.01	21.01	(7)%
Return on average tangible common equity(9)	14.22	18.59	22.63	23.36	21.82	(4)%		(8)		19.91	28.39	(8)
Efficiency ratio(10)	56.19	56.21	55.67	55.68	57.63	(2)	bps	(144)	bps	55.95	54.44	151	bps
Operating efficiency ratio(11)	43.83	45.10	43.49	44.45	45.32	(127)		(149)		44.22	45.01	(79)
Effective income tax rate for continuing operations	20.2	22.5	20.8	18.4	20.7	(230)		(50)		20.3	21.6	(130)
Employees (period-end, in thousands)	56.0	55.1	53.6	51.5	50.8	2%		10%		56.0	50.8	10%
Credit Quality Metrics
Allowance for credit losses	$13,240	$12,209	$11,491	$11,308	$11,430	8%		16%		$13,240	$11,430	16%
Allowance coverage ratio	4.24%	4.02%	3.88%	4.03%	4.12%	22	bps	12	bps	4.24%	4.12%	12	bps
Net charge-offs	$1,430	$931	$845	$767	$527	54%		171%		$3,973	$2,234	78%
Net charge-off rate(12)	1.86%	1.24%	1.18%	1.11%	0.79%	62	bps	107	bps	1.36%	0.88%	48	bps
30+ day performing delinquency rate	2.96	2.58	2.36	2.08	2.25	38		71		2.96	2.25	71
30+ day delinquency rate	3.21	2.78	2.54	2.21	2.41	43		80		3.21	2.41	80
Capital Ratios(13)
Common equity Tier 1 capital	12.5%	12.2%	12.1%	12.7%	13.1%	30	bps	(60)	bps	12.5%	13.1%	(60)	bps
Tier 1 capital	13.9	13.6	13.5	14.1	14.5	30		(60)		13.9	14.5	(60)
Total capital	15.8	15.7	15.7	16.4	16.9	10		(110)		15.8	16.9	(110)
Tier 1 leverage	11.1	11.0	11.1	11.3	11.6	10		(50)		11.1	11.6	(50)
Tangible common equity (“TCE”)(14)	7.5	7.2	7.9	8.7	9.9	30		(240)		7.5	9.9	(240)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2022 Q4 vs.		Year Ended December 31,
(Dollars in millions, except as noted)	2022	2022	2022	2022	2021	2022	2021			2022 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2022	2021	2021
Interest income:
Loans, including loans held for sale	$8,360	$7,578	$6,605	$6,367	$6,451	10%	30%	$28,910	$24,263	19%
Investment securities	548	499	435	402	368	10	49	1,884	1,446	30
Other	250	123	55	15	12	103	**	443	60	**
Total interest income	9,158	8,200	7,095	6,784	6,831	12	34	31,237	25,769	21
Interest expense:
Deposits	1,335	689	293	218	222	94	**	2,535	956	165
Securitized debt obligations	170	120	65	29	30	42	**	384	119	**
Senior and subordinated notes	430	319	194	131	121	35	**	1,074	488	120
Other borrowings	26	69	26	9	8	(62)	**	130	35	**
Total interest expense	1,961	1,197	578	387	381	64	**	4,123	1,598	158
Net interest income	7,197	7,003	6,517	6,397	6,450	3	12	27,114	24,171	12
Provision (benefit) for credit losses	2,416	1,669	1,085	677	381	45	**	5,847	(1,944)	**
Net interest income after provision for credit losses	4,781	5,334	5,432	5,720	6,069	(10)	(21)	21,267	26,115	(19)
Non-interest income:
Interchange fees, net	1,177	1,195	1,201	1,033	1,005	(2)	17	4,606	3,860	19
Service charges and other customer-related fees	395	415	415	400	435	(5)	(9)	1,625	1,578	3
Other	271	192	99	343	228	41	19	905	826	10
Total non-interest income	1,843	1,802	1,715	1,776	1,668	2	10	7,136	6,264	14
Non-interest expense:
Salaries and associate benefits	2,266	2,187	1,946	2,026	1,941	4	17	8,425	7,421	14
Occupancy and equipment	554	502	481	513	527	10	5	2,050	2,003	2
Marketing	1,118	978	1,003	918	999	14	12	4,017	2,871	40
Professional services	481	471	458	397	449	2	7	1,807	1,440	25
Communications and data processing	352	349	339	339	326	1	8	1,379	1,262	9
Amortization of intangibles	25	17	14	14	13	47	92	70	29	141
Other	284	445	342	344	423	(36)	(33)	1,415	1,544	(8)
Total non-interest expense	5,080	4,949	4,583	4,551	4,678	3	9	19,163	16,570	16
Income from continuing operations before income taxes	1,544	2,187	2,564	2,945	3,059	(29)	(50)	9,240	15,809	(42)
Income tax provision	312	493	533	542	633	(37)	(51)	1,880	3,415	(45)
Income from continuing operations, net of tax	1,232	1,694	2,031	2,403	2,426	(27)	(49)	7,360	12,394	(41)
Income (loss) from discontinued operations, net of tax	—	—	—	—	(1)	—	**	—	(4)	**
Net income	1,232	1,694	2,031	2,403	2,425	(27)	(49)	7,360	12,390	(41)
Dividends and undistributed earnings allocated to participating securities(2)	(14)	(21)	(25)	(28)	(21)	(33)	(33)	(88)	(105)	(16)
Preferred stock dividends	(57)	(57)	(57)	(57)	(74)	—	(23)	(228)	(274)	(17)
Issuance cost for redeemed preferred stock(3)	—	—	—	—	(34)	—	**	—	(46)	**
Net income available to common stockholders	$1,161	$1,616	$1,949	$2,318	$2,296	(28)	(49)	$7,044	$11,965	(41)

						2022 Q4 vs.		Year Ended December 31,
	2022	2022	2022	2022	2021	2022	2021			2022 vs.
	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2022	2021	2021
Basic earnings per common share:(2)
Net income from continuing operations	$3.03	$4.21	$4.98	$5.65	$5.43	(28)%	(44)%	$17.98	$27.05	(34)%
Income (loss) from discontinued operations	—	—	—	—	—	—	—	—	(0.01)	**
Net income per basic common share	$3.03	$4.21	$4.98	$5.65	$5.43	(28)	(44)	$17.98	$27.04	(34)
Diluted earnings per common share:(2)
Net income from continuing operations	$3.03	$4.20	$4.96	$5.62	$5.41	(28)	(44)	$17.91	$26.95	(34)
Income (loss) from discontinued operations	—	—	—	—	—	—	—	—	(0.01)	**
Net income per diluted common share	$3.03	$4.20	$4.96	$5.62	$5.41	(28)	(44)	$17.91	$26.94	(34)
Weighted-average common shares outstanding (in millions):
Basic common shares	382.6	383.4	391.2	410.4	422.5	—	(9)	391.8	442.5	(11)
Diluted common shares	383.7	384.6	392.6	412.2	424.3	—	(10)	393.2	444.2	(11)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2022 Q4 vs.
	2022	2022	2022	2022	2021	2022	2021
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Assets:
Cash and cash equivalents:
Cash and due from banks	$5,193	$3,716	$4,825	$5,107	$4,164	40%	25%
Interest-bearing deposits and other short-term investments	25,663	21,176	16,728	21,697	17,582	21	46
Total cash and cash equivalents	30,856	24,892	21,553	26,804	21,746	24	42
Restricted cash for securitization investors	400	399	697	281	308	—	30
Securities available for sale	76,919	75,303	83,022	89,076	95,261	2	(19)
Loans held for investment:
Unsecuritized loans held for investment	283,282	277,576	271,339	257,505	252,468	2	12
Loans held in consolidated trusts	29,049	26,367	25,045	22,961	24,872	10	17
Total loans held for investment	312,331	303,943	296,384	280,466	277,340	3	13
Allowance for credit losses	(13,240)	(12,209)	(11,491)	(11,308)	(11,430)	8	16
Net loans held for investment	299,091	291,734	284,893	269,158	265,910	3	12
Loans held for sale	203	1,729	875	1,155	5,888	(88)	(97)
Premises and equipment, net	4,351	4,265	4,238	4,238	4,210	2	3
Interest receivable	2,104	1,853	1,611	1,479	1,460	14	44
Goodwill	14,777	14,771	14,778	14,784	14,782	—	—
Other assets	26,548	29,286	28,621	27,220	22,816	(9)	16
Total assets	$455,249	$444,232	$440,288	$434,195	$432,381	2	5

						2022 Q4 vs.
	2022	2022	2022	2022	2021	2022	2021
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Liabilities:
Interest payable	$527	$433	$333	$261	$281	22%	88%
Deposits:
Non-interest-bearing deposits	32,203	34,391	37,004	37,781	38,043	(6)	(15)
Interest-bearing deposits	300,789	282,802	270,881	275,648	272,937	6	10
Total deposits	332,992	317,193	307,885	313,429	310,980	5	7
Securitized debt obligations	16,973	15,926	17,466	13,740	14,994	7	13
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	883	528	440	594	820	67	8
Senior and subordinated notes	30,826	30,615	30,489	26,976	27,219	1	13
Other borrowings	33	7,538	10,543	4,048	53	(100)	(38)
Total other debt	31,742	38,681	41,472	31,618	28,092	(18)	13
Other liabilities	20,433	21,138	19,722	18,802	17,005	(3)	20
Total liabilities	402,667	393,371	386,878	377,850	371,352	2	8

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	34,725	34,579	34,425	34,286	34,112	—	2
Retained earnings	57,184	56,240	54,836	53,099	51,006	2	12
Accumulated other comprehensive income (loss)	(9,916)	(10,704)	(6,916)	(4,093)	374	(7)	**
Treasury stock, at cost	(29,418)	(29,261)	(28,942)	(26,954)	(24,470)	1	20
Total stockholders’ equity	52,582	50,861	53,410	56,345	61,029	3	(14)
Total liabilities and stockholders’ equity	$455,249	$444,232	$440,288	$434,195	$432,381	2	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $321 million in Q4 2022, $222 million in Q3 2022, $211 million in Q2 2022, $192 million in Q1 2022 and $151 million in Q4 2021 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)On September 1, 2021, we redeemed all outstanding shares of our fixed-to-floating rate non-cumulative perpetual preferred stock Series E, which reduced our net income available to common shareholders by $12 million in Q3 2021. On December 1, 2021, we redeemed all outstanding shares of our fixed rate 5.20% non-cumulative perpetual preferred stock Series G and our fixed rate 6.00% non-cumulative perpetual preferred stock Series H, which together reduced our net income available to common shareholders by $34 million in Q4 2021.
(4)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(5)Total net revenue margin is calculated based on total net revenue for the period divided by average interest-earning assets for the period.
(6)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity is a non-GAAP measure calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)Capital ratios as of the end of Q4 2022 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(14)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2022 Q4			2022 Q3			2021 Q4
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$307,852	$8,360	10.86%	$300,952	$7,578	10.07%	$272,805	$6,451	9.46%
Investment securities	87,110	548	2.52	88,666	499	2.25	96,421	368	1.53
Cash equivalents and other	26,089	250	3.84	22,553	123	2.19	21,642	12	0.22
Total interest-earning assets	$421,051	$9,158	8.70	$412,171	$8,200	7.96	$390,868	$6,831	6.99
Interest-bearing liabilities:
Interest-bearing deposits	$292,793	$1,335	1.82	$275,900	$689	1.00	$269,951	$222	0.33
Securitized debt obligations	16,478	170	4.13	17,108	120	2.81	13,775	30	0.87
Senior and subordinated notes	30,718	430	5.59	30,962	319	4.13	25,454	121	1.90
Other borrowings and liabilities	4,289	26	2.50	12,296	69	2.20	2,279	8	1.50
Total interest-bearing liabilities	$344,278	$1,961	2.28	$336,266	$1,197	1.42	$311,459	$381	0.49
Net interest income/spread		$7,197	6.42		$7,003	6.53		$6,450	6.50
Impact of non-interest-bearing funding			0.42			0.27			0.10
Net interest margin			6.84%			6.80%			6.60%

	Year Ended December 31,
	2022			2021
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$293,839	$28,910	9.84%	$257,328	$24,263	9.43%
Investment securities	90,608	1,884	2.08	98,394	1,446	1.47
Cash equivalents and other	22,199	443	2.00	33,614	60	0.18
Total interest-earning assets	$406,646	$31,237	7.68	$389,336	$25,769	6.62
Interest-bearing liabilities:
Interest-bearing deposits	$277,208	$2,535	0.91	$271,500	$956	0.35
Securitized debt obligations	15,603	384	2.46	12,336	119	0.96
Senior and subordinated notes	29,286	1,074	3.67	25,530	488	1.91
Other borrowings and liabilities	7,800	130	1.67	2,261	35	1.57
Total interest-bearing liabilities	$329,897	$4,123	1.25	$311,627	$1,598	0.51
Net interest income/spread		$27,114	6.43		$24,171	6.11
Impact of non-interest-bearing funding			0.24			0.10
Net interest margin			6.67%			6.21%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2022 Q4 vs.		Year Ended December 31,
	2022	2022	2022	2022	2021	2022	2021	2022	2021	2022 vs. 2021
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3	Q4
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$131,581	$121,279	$115,004	$107,987	$108,723	8%	21%	$131,581	$108,723	21%
International card businesses	6,149	5,634	5,876	5,975	6,049	9	2	6,149	6,049	2
Total credit card	137,730	126,913	120,880	113,962	114,772	9	20	137,730	114,772	20
Consumer banking:
Auto	78,373	79,580	79,926	78,604	75,779	(2)	3	78,373	75,779	3
Retail banking	1,552	1,619	1,605	1,726	1,867	(4)	(17)	1,552	1,867	(17)
Total consumer banking	79,925	81,199	81,531	80,330	77,646	(2)	3	79,925	77,646	3
Commercial banking:
Commercial and multifamily real estate	37,453	38,225	37,845	34,354	35,262	(2)	6	37,453	35,262	6
Commercial and industrial	57,223	57,606	56,128	51,820	49,660	(1)	15	57,223	49,660	15
Total commercial banking	94,676	95,831	93,973	86,174	84,922	(1)	11	94,676	84,922	11
Total loans held for investment	$312,331	$303,943	$296,384	$280,466	$277,340	3	13	$312,331	$277,340	13
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$124,816	$117,467	$109,962	$105,536	$102,717	6%	22%	$114,506	$95,818	20%
International card businesses	5,836	5,890	5,873	5,944	5,871	(1)	(1)	5,886	6,913	(15)
Total credit card	130,652	123,357	115,835	111,480	108,588	6	20	120,392	102,731	17
Consumer banking:
Auto	79,108	79,741	79,313	76,892	75,284	(1)	5	78,772	71,108	11
Retail banking	1,592	1,598	1,668	1,797	2,160	—	(26)	1,663	2,765	(40)
Total consumer banking	80,700	81,339	80,981	78,689	77,444	(1)	4	80,435	73,873	9
Commercial banking:
Commercial and multifamily real estate	37,848	38,230	35,754	34,671	33,591	(1)	13	36,639	30,980	18
Commercial and industrial	57,681	57,260	53,540	50,502	47,536	1	21	54,772	45,146	21
Total commercial banking	95,529	95,490	89,294	85,173	81,127	—	18	91,411	76,126	20
Total average loans held for investment	$306,881	$300,186	$286,110	$275,342	$267,159	2	15	$292,238	$252,730	16

						2022 Q4 vs.				Year Ended December 31,
	2022	2022	2022	2022	2021	2022		2021		2022	2021	2022 vs. 2021
	Q4	Q3	Q2	Q1	Q4	Q3		Q4
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	3.22%	2.20%	2.26%	2.12%	1.49%	102	bps	173	bps	2.47%	1.90%	57	bps
International card businesses	4.29	3.30	3.82	3.20	0.14	99		415		3.65	1.96	169
Total credit card	3.27	2.25	2.34	2.18	1.42	102		185		2.53	1.90	63
Consumer banking:
Auto	1.66	1.05	0.61	0.66	0.58	61		108		1.00	0.28	72
Retail banking	5.15	3.89	3.62	4.31	6.69	126		(154)		4.24	2.77	147
Total consumer banking	1.73	1.10	0.67	0.75	0.75	63		98		1.06	0.37	69
Commercial banking:
Commercial and multifamily real estate	0.05	0.03	(0.08)	—	—	2		5		—	0.03	(3)
Commercial and industrial	0.06	0.06	0.29	0.11	(0.03)	—		9		0.13	(0.01)	14
Total commercial banking	0.06	0.05	0.14	0.06	(0.02)	1		8		0.08	—	8
Total net charge-offs	1.86	1.24	1.18	1.11	0.79	62		107		1.36	0.88	48
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.43%	2.97%	2.35%	2.32%	2.22%	46	bps	121	bps	3.43%	2.22%	121	bps
International card businesses	4.03	3.90	3.67	3.58	3.42	13		61		4.03	3.42	61
Total credit card	3.46	3.01	2.42	2.38	2.28	45		118		3.46	2.28	118
Consumer banking:
Auto	5.62	4.85	4.47	3.85	4.32	77		130		5.62	4.32	130
Retail banking	1.02	0.84	0.67	0.74	1.92	18		(90)		1.02	1.92	(90)
Total consumer banking	5.53	4.77	4.39	3.78	4.26	76		127		5.53	4.26	127
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.14%	0.14%	0.13%	0.14%	0.16%	—		(2)	bps	0.14%	0.16%	(2)	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.76	0.60	0.50	0.41	0.45	16	bps	31		0.76	0.45	31
Retail banking	2.49	2.62	2.61	2.63	2.51	(13)		(2)		2.49	2.51	(2)
Total consumer banking	0.79	0.64	0.54	0.46	0.50	15		29		0.79	0.50	29
Commercial banking:
Commercial and multifamily real estate	0.72	0.64	0.78	0.98	1.09	8		(37)		0.72	1.09	(37)
Commercial and industrial	0.75	0.53	0.64	0.69	0.64	22		11		0.75	0.64	11
Total commercial banking	0.74	0.57	0.70	0.81	0.82	17		(8)		0.74	0.82	(8)
Total nonperforming loans	0.43	0.35	0.37	0.38	0.40	8		3		0.43	0.40	3
Total nonperforming assets	0.45	0.37	0.39	0.40	0.41	8		4		0.45	0.41	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended December 31, 2022
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of September 30, 2022	$8,370	$346	$8,716	$2,057	$51	$2,108	$1,385	$12,209
Charge-offs	(1,257)	(94)	(1,351)	(499)	(25)	(524)	(15)	(1,890)
Recoveries	252	31	283	171	5	176	1	460
Net charge-offs	(1,005)	(63)	(1,068)	(328)	(20)	(348)	(14)	(1,430)
Provision for credit losses	1,800	78	1,878	458	19	477	87	2,442
Allowance build for credit losses	795	15	810	130	(1)	129	73	1,012
Other changes(5)	—	19	19	—	—	—	—	19
Balance as of December 31, 2022	9,165	380	9,545	2,187	50	2,237	1,458	13,240
Reserve for unfunded lending commitments:
Balance as of September 30, 2022	—	—	—	—	—	—	243	243
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(25)	(25)
Balance as of December 31, 2022	—	—	—	—	—	—	218	218
Combined allowance and reserve as of December 31, 2022	$9,165	$380	$9,545	$2,187	$50	$2,237	$1,676	$13,458

	Year Ended December 31, 2022
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2021	$7,968	$377	$8,345	$1,852	$66	$1,918	$1,167	$11,430
Charge-offs	(4,004)	(358)	(4,362)	(1,525)	(89)	(1,614)	(88)	(6,064)
Recoveries	1,171	143	1,314	741	19	760	17	2,091
Net charge-offs	(2,833)	(215)	(3,048)	(784)	(70)	(854)	(71)	(3,973)
Provision for credit losses	4,020	245	4,265	1,119	54	1,173	362	5,800
Allowance build (release) for credit losses	1,187	30	1,217	335	(16)	319	291	1,827
Other changes(5)	10	(27)	(17)	—	—	—	—	(17)
Balance as of December 31, 2022	9,165	380	9,545	2,187	50	2,237	1,458	13,240
Reserve for unfunded lending commitments:
Balance as of December 31, 2021	—	—	—	—	—	—	165	165
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	53	53
Balance as of December 31, 2022	—	—	—	—	—	—	218	218
Combined allowance and reserve as of December 31, 2022	$9,165	$380	$9,545	$2,187	$50	$2,237	$1,676	$13,458

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended December 31, 2022					Year Ended December 31, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$4,533	$2,394	$520	$(250)	$7,197	$16,584	$8,965	$2,461	$(896)	$27,114
Non-interest income (loss)	1,449	139	261	(6)	1,843	5,771	469	1,129	(233)	7,136
Total net revenue (loss)	5,982	2,533	781	(256)	9,040	22,355	9,434	3,590	(1,129)	34,250
Provision (benefit) for credit losses	1,878	477	62	(1)	2,416	4,265	1,173	415	(6)	5,847
Non-interest expense	3,069	1,450	555	6	5,080	11,627	5,312	2,070	154	19,163
Income (loss) from continuing operations before income taxes	1,035	606	164	(261)	1,544	6,463	2,949	1,105	(1,277)	9,240
Income tax provision (benefit)	245	144	39	(116)	312	1,536	699	262	(617)	1,880
Income (loss) from continuing operations, net of tax	$790	$462	$125	$(145)	$1,232	$4,927	$2,250	$843	$(660)	$7,360

	Three Months Ended September 30, 2022
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$4,313	$2,311	$699	$(320)	$7,003
Non-interest income (loss)	1,454	129	319	(100)	1,802
Total net revenue (loss)	5,767	2,440	1,018	(420)	8,805
Provision (benefit) for credit losses	1,261	285	123	—	1,669
Non-interest expense	3,004	1,340	542	63	4,949
Income (loss) from continuing operations before income taxes	1,502	815	353	(483)	2,187
Income tax provision (benefit)	356	193	83	(139)	493
Income (loss) from continuing operations, net of tax	$1,146	$622	$270	$(344)	$1,694

	Three Months Ended December 31, 2021					Year Ended December 31, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,865	$2,158	$595	$(168)	$6,450	$14,074	$8,448	$2,153	$(504)	$24,171
Non-interest income (loss)	1,261	142	345	(80)	1,668	4,806	554	1,148	(244)	6,264
Total net revenue (loss)	5,126	2,300	940	(248)	8,118	18,880	9,002	3,301	(748)	30,435
Provision (benefit) for credit losses	423	2	(44)	—	381	(902)	(521)	(519)	(2)	(1,944)
Non-interest expense	2,799	1,285	520	74	4,678	9,621	4,711	1,815	423	16,570
Income (loss) from continuing operations before income taxes	1,904	1,013	464	(322)	3,059	10,161	4,812	2,005	(1,169)	15,809
Income tax provision (benefit)	451	239	109	(166)	633	2,403	1,136	473	(597)	3,415
Income (loss) from continuing operations, net of tax	$1,453	$774	$355	$(156)	$2,426	$7,758	$3,676	$1,532	$(572)	$12,394

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2022 Q4 vs.				Year Ended December 31,
	2022	2022	2022	2022	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2022	2021	2021
Credit Card
Earnings:
Net interest income	$4,533	$4,313	$3,899	$3,839	$3,865	5%		17%		$16,584	$14,074	18%
Non-interest income	1,449	1,454	1,410	1,458	1,261	—		15		5,771	4,806	20
Total net revenue	5,982	5,767	5,309	5,297	5,126	4		17		22,355	18,880	18
Provision (benefit) for credit losses	1,878	1,261	581	545	423	49		**		4,265	(902)	**
Non-interest expense	3,069	3,004	2,771	2,783	2,799	2		10		11,627	9,621	21
Income from continuing operations before income taxes	1,035	1,502	1,957	1,969	1,904	(31)		(46)		6,463	10,161	(36)
Income tax provision	245	356	466	469	451	(31)		(46)		1,536	2,403	(36)
Income from continuing operations, net of tax	$790	$1,146	$1,491	$1,500	$1,453	(31)		(46)		$4,927	$7,758	(36)
Selected performance metrics:
Period-end loans held for investment	$137,730	$126,913	$120,880	$113,962	$114,772	9		20		$137,730	$114,772	20
Average loans held for investment	130,652	123,357	115,835	111,480	108,588	6		20		120,392	102,731	17
Average yield on loans outstanding(1)	17.69%	16.74%	15.24%	14.97%	14.94%	95	bps	275	bps	16.21%	14.60%	161	bps
Total net revenue margin(7)	18.32	18.70	18.33	18.56	18.11	(38)		21		18.47	17.81	66
Net charge-off rate	3.27	2.25	2.34	2.18	1.42	102		185		2.53	1.90	63
30+ day performing delinquency rate	3.46	3.01	2.42	2.38	2.28	45		118		3.46	2.28	118
30+ day delinquency rate	3.46	3.02	2.42	2.39	2.29	44		117		3.46	2.29	117
Nonperforming loan rate(3)	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Purchase volume(8)	$155,633	$149,497	$148,491	$133,662	$149,982	4%		4%		$587,283	$527,605	11%

						2022 Q4 vs.				Year Ended December 31,
	2022	2022	2022	2022	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2022	2021	2021
Domestic Card
Earnings:
Net interest income	$4,280	$4,065	$3,651	$3,620	$3,558	5%		20%		$15,616	$12,916	21%
Non-interest income	1,392	1,383	1,340	1,248	1,190	1		17		5,363	4,532	18
Total net revenue	5,672	5,448	4,991	4,868	4,748	4		19		20,979	17,448	20
Provision (benefit) for credit losses	1,800	1,167	494	559	384	54		**		4,020	(868)	**
Non-interest expense	2,866	2,803	2,594	2,564	2,564	2		12		10,827	8,712	24
Income from continuing operations before income taxes	1,006	1,478	1,903	1,745	1,800	(32)		(44)		6,132	9,604	(36)
Income tax provision	238	351	450	414	424	(32)		(44)		1,453	2,266	(36)
Income from continuing operations, net of tax	$768	$1,127	$1,453	$1,331	$1,376	(32)		(44)		$4,679	$7,338	(36)
Selected performance metrics:
Period-end loans held for investment	$131,581	$121,279	$115,004	$107,987	$108,723	8		21		$131,581	$108,723	21
Average loans held for investment	124,816	117,467	109,962	105,536	102,717	6		22		114,506	95,818	20
Average yield on loans outstanding(1)	17.58%	16.61%	15.03%	14.82%	14.86%	97	bps	272	bps	16.07%	14.49%	158	bps
Total net revenue margin(7)	18.18	18.55	18.16	18.28	18.14	(37)		4		18.28	17.85	43
Net charge-off rate(2)	3.22	2.20	2.26	2.12	1.49	102		173		2.47	1.90	57
30+ day performing delinquency rate	3.43	2.97	2.35	2.32	2.22	46		121		3.43	2.22	121
Purchase volume(8)	$151,995	$145,805	$144,668	$126,284	$138,825	4%		9%		$568,752	$487,297	17%
Refreshed FICO scores:(9)
Greater than 660	69%	70%	70%	70%	71%	(1)		(2)		69%	71%	(2)
660 or below	31	30	30	30	29	1		2		31	29	2
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2022 Q4 vs.				Year Ended December 31,
	2022	2022	2022	2022	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2022	2021	2021
Consumer Banking
Earnings:
Net interest income	$2,394	$2,311	$2,147	$2,113	$2,158	4%		11%		$8,965	$8,448	6%
Non-interest income	139	129	96	105	142	8		(2)		469	554	(15)
Total net revenue	2,533	2,440	2,243	2,218	2,300	4		10		9,434	9,002	5
Provision (benefit) for credit losses	477	285	281	130	2	67		**		1,173	(521)	**
Non-interest expense	1,450	1,340	1,286	1,236	1,285	8		13		5,312	4,711	13
Income from continuing operations before income taxes	606	815	676	852	1,013	(26)		(40)		2,949	4,812	(39)
Income tax provision	144	193	160	202	239	(25)		(40)		699	1,136	(38)
Income from continuing operations, net of tax	$462	$622	$516	$650	$774	(26)		(40)		$2,250	$3,676	(39)
Selected performance metrics:
Period-end loans held for investment	$79,925	$81,199	$81,531	$80,330	$77,646	(2)		3		$79,925	$77,646	3
Average loans held for investment	80,700	81,339	80,981	78,689	77,444	(1)		4		80,435	73,873	9
Average yield on loans held for investment(1)	7.31%	7.20%	7.08%	7.17%	7.55%	11	bps	(24)	bps	7.19%	7.86%	(67)	bps
Auto loan originations	$6,635	$8,289	$10,328	$11,713	$9,721	(20)%		(32)%		$36,965	$43,083	(14)%
Period-end deposits	270,592	256,661	255,904	258,359	256,407	5		6		270,592	256,407	6
Average deposits	262,844	255,843	254,336	255,265	253,372	3		4		257,089	251,676	2
Average deposits interest rate	1.42%	0.79%	0.38%	0.29%	0.30%	63	bps	112	bps	0.72%	0.32%	40	bps
Net charge-off rate	1.73	1.10	0.67	0.75	0.75	63		98		1.06	0.37	69
30+ day performing delinquency rate	5.53	4.77	4.39	3.78	4.26	76		127		5.53	4.26	127
30+ day delinquency rate	6.18	5.28	4.81	4.13	4.66	90		152		6.18	4.66	152
Nonperforming loan rate(3)	0.79	0.64	0.54	0.46	0.50	15		29		0.79	0.50	29
Nonperforming asset rate(4)	0.87	0.71	0.60	0.52	0.56	16		31		0.87	0.56	31
Auto—At origination FICO scores:(10)
Greater than 660	53%	52%	52%	51%	50%	1%		3%		53%	50%	3%
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	27	28	28	29	30	(1)		(3)		27	30	(3)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2022 Q4 vs.				Year Ended December 31,
	2022	2022	2022	2022	2021	2022		2021				2022 vs.
(Dollars in millions, except as noted)	Q4	Q3	Q2	Q1	Q4	Q3		Q4		2022	2021	2021
Commercial Banking
Earnings:
Net Interest Income(11)	$520	$699	$635	$607	$595	(26)%		(13)%		$2,461	$2,153	14%
Non-interest income	261	319	272	277	345	(18)		(24)		1,129	1,148	(2)
Total net revenue(6)	781	1,018	907	884	940	(23)		(17)		3,590	3,301	9
Provision (benefit) for credit losses	62	123	222	8	(44)	(50)		**		415	(519)	**
Non-interest expense	555	542	485	488	520	2		7		2,070	1,815	14
Income from continuing operations before income taxes	164	353	200	388	464	(54)		(65)		1,105	2,005	(45)
Income tax provision	39	83	48	92	109	(53)		(64)		262	473	(45)
Income from continuing operations, net of tax	$125	$270	$152	$296	$355	(54)		(65)		$843	$1,532	(45)
Selected performance metrics:
Period-end loans held for investment	$94,676	$95,831	$93,973	$86,174	$84,922	(1)		11		$94,676	$84,922	11
Average loans held for investment	95,529	95,490	89,294	85,173	81,127	—		18		91,411	76,126	20
Average yield on loans held for investment(1)(6)	5.63%	4.40%	3.18%	2.66%	2.71%	123	bps	292	bps	4.02%	2.74%	128	bps
Period-end deposits	$40,808	$41,058	$38,844	$45,232	$44,809	(1)%		(9)%		$40,808	$44,809	(9)%
Average deposits	42,779	39,799	40,536	45,008	44,206	7		(3)		42,018	42,350	(1)
Average deposits interest rate	1.80%	0.83%	0.19%	0.12%	0.12%	97	bps	168	bps	0.73%	0.14%	59	bps
Net charge-off (recovery) rate	0.06	0.05	0.14	0.06	(0.02)	1		8		0.08	—	8
Nonperforming loan rate(3)	0.74	0.57	0.70	0.81	0.82	17		(8)		0.74	0.82	(8)
Nonperforming asset rate(4)	0.74	0.57	0.70	0.81	0.82	17		(8)		0.74	0.82	(8)
Risk category:(12)
Noncriticized	$87,620	$89,559	$88,349	$80,586	$79,014	(2)%		11%		$87,620	$79,014	11%
Criticized performing	6,355	5,722	4,969	4,893	5,209	11		22		6,355	5,209	22
Criticized nonperforming	701	550	655	695	699	27		—		701	699	—
Total commercial banking loans	$94,676	$95,831	$93,973	$86,174	$84,922	(1)		11		$94,676	$84,922	11
Risk category as a percentage of period-end loans held for investment:(12)
Noncriticized	92.55%	93.46%	94.01%	93.51%	93.05%	(91)	bps	(50)	bps	92.55%	93.05%	(50)	bps
Criticized performing	6.71	5.97	5.29	5.68	6.13	74		58		6.71	6.13	58
Criticized nonperforming	0.74	0.57	0.70	0.81	0.82	17		(8)		0.74	0.82	(8)
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%					100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2022 Q4 vs.		Year Ended December 31,
	2022	2022	2022	2022	2021	2022	2021			2022 vs.
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4	Q3	Q4	2022	2021	2021
Other
Earnings:
Net Interest Loss(11)	$(250)	$(320)	$(164)	$(162)	$(168)	(22)%	49%	$(896)	$(504)	78%
Non-interest loss	(6)	(100)	(63)	(64)	(80)	(94)	(93)	(233)	(244)	(5)
Total net loss(6)	(256)	(420)	(227)	(226)	(248)	(39)	3	(1,129)	(748)	51
Provision (benefit) for credit losses	(1)	—	1	(6)	—	**	**	(6)	(2)	**
Non-interest expense(13)	6	63	41	44	74	(90)	(92)	154	423	(64)
Loss from continuing operations before income taxes	(261)	(483)	(269)	(264)	(322)	(46)	(19)	(1,277)	(1,169)	9
Income tax benefit	(116)	(139)	(141)	(221)	(166)	(17)	(30)	(617)	(597)	3
Loss from continuing operations, net of tax	$(145)	$(344)	$(128)	$(43)	$(156)	(58)	(7)	$(660)	$(572)	15
Selected performance metrics:
Period-end deposits	$21,592	$19,474	$13,137	$9,838	$9,764	11	121	$21,592	$9,764	121
Average deposits	20,935	16,286	11,082	9,324	9,694	29	116	14,444	12,371	17
Total
Earnings:
Net interest income	$7,197	$7,003	$6,517	$6,397	$6,450	3%	12%	$27,114	$24,171	12%
Non-interest income	1,843	1,802	1,715	1,776	1,668	2	10	7,136	6,264	14
Total net revenue	9,040	8,805	8,232	8,173	8,118	3	11	34,250	30,435	13
Provision (benefit) for credit losses	2,416	1,669	1,085	677	381	45	**	5,847	(1,944)	**
Non-interest expense	5,080	4,949	4,583	4,551	4,678	3	9	19,163	16,570	16
Income from continuing operations before income taxes	1,544	2,187	2,564	2,945	3,059	(29)	(50)	9,240	15,809	(42)
Income tax provision	312	493	533	542	633	(37)	(51)	1,880	3,415	(45)
Income from continuing operations, net of tax	$1,232	$1,694	$2,031	$2,403	$2,426	(27)	(49)	$7,360	$12,394	(41)
Selected performance metrics:
Period-end loans held for investment	$312,331	$303,943	$296,384	$280,466	$277,340	3	13	$312,331	$277,340	13
Average loans held for investment	306,881	300,186	286,110	275,342	267,159	2	15	292,238	252,730	16
Period-end deposits	332,992	317,193	307,885	313,429	310,980	5	7	332,992	310,980	7
Average deposits	326,558	311,928	305,954	309,597	307,272	5	6	313,551	306,397	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)In August 2022, in addition to our normal recovery activity, we sold a pool of charged-off loans that resulted in elevated debt sale recovery activity of approximately $33 million, which decreased the Domestic Credit Card net charge-off rate for the third quarter of 2022 by approximately 11 basis points. Excluding the impact, the Domestic Credit Card net charge-off rate would have been 2.31% for the third quarter of 2022.
(3)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(4)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(5)Primarily represents foreign currency translation adjustments and, in periods of acquisition, initial allowance builds for purchase credit-deteriorated loans.
(6)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(7)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans outstanding during the period.
(8)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(9)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(10)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(11)In the fourth quarter of 2022, an internal funds transfer pricing impact of $176 million decreased net interest income in the Commercial Banking business and increased the Other category, and was therefore neutral to the company.
(12)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(13)Includes charges incurred as a result of restructuring activities.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Regulatory Capital Metrics
Common equity excluding AOCI	$59,450	$58,516	$57,278	$57,390	$58,206
Adjustments:
AOCI, net of tax(2)	(17)	(120)	(72)	(20)	(23)
Goodwill, net of related deferred tax liabilities	(14,540)	(14,537)	(14,548)	(14,559)	(14,562)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(162)	(194)	(95)	(110)	(120)
Common equity Tier 1 capital	$44,731	$43,665	$42,563	$42,701	$43,501
Tier 1 capital	$49,576	$48,510	$47,408	$47,547	$48,346
Total capital(3)	56,715	55,938	55,100	55,059	56,089
Risk-weighted assets	357,939	356,801	351,746	336,739	332,673
Adjusted average assets(4)	444,704	439,479	427,446	418,957	415,141
Capital Ratios
Common equity Tier 1 capital(5)	12.5%	12.2%	12.1%	12.7%	13.1%
Tier 1 capital(6)	13.9	13.6	13.5	14.1	14.5
Total capital(7)	15.8	15.7	15.7	16.4	16.9
Tier 1 leverage(4)	11.1	11.0	11.1	11.3	11.6
TCE(8)	7.5	7.2	7.9	8.7	9.9

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

2022	2022	2022	2022	2021	Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2	Q1	Q4	2022	2021
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$1,161	$1,616	$1,949	$2,318	$2,296	$7,044	$11,965
Insurance recoveries and legal reserve activity	(177)	—	—	—	—	(177)	100
Restructuring Charges	72	—	—	—	—	72	—
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	1,056	1,616	1,949	2,318	2,296	6,939	12,065
Income tax impacts	25	—	—	—	—	25	(24)
Adjusted net income available to common stockholders (non-GAAP)	$1,081	$1,616	$1,949	$2,318	$2,296	$6,964	$12,041

Diluted weighted-average common shares outstanding (in millions) (GAAP)	383.7	384.6	392.6	412.2	424.3	393.2	444.2

Diluted EPS (GAAP)	$3.03	$4.20	$4.96	$5.62	$5.41	$17.91	$26.94
Impact of adjustments noted above	(0.21)	—	—	—	—	(0.20)	0.17
Adjusted diluted EPS (non-GAAP)	$2.82	$4.20	$4.96	$5.62	$5.41	$17.71	$27.11

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$5,080	$4,949	$4,583	$4,551	$4,678	$19,163	$16,570
Insurance recoveries and legal reserve activity	177	—	—	—	—	177	(100)
Restructuring Charges	(72)	—	—	—	—	(72)	—
Adjusted non-interest expense (non-GAAP)	$5,185	$4,949	$4,583	$4,551	$4,678	$19,268	$16,470

Total net revenue (GAAP)	$9,040	$8,805	$8,232	$8,173	$8,118	$34,250	$30,435

Efficiency ratio (GAAP)	56.19%	56.21%	55.67%	55.68%	57.63%	55.95%	54.44%
Impact of adjustments noted above	117	bps	—	—	—	—	31	bps	(32)	bps
Adjusted efficiency ratio (non-GAAP)	57.36%	56.21%	55.67%	55.68%	57.63%	56.26%	54.12%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,962	$3,971	$3,580	$3,633	$3,679	$15,146	$13,699
Insurance recoveries and legal reserve activity	177	—	—	—	—	177	(100)
Restructuring Charges	(72)	—	—	—	—	(72)	—
Adjusted operating expense (non-GAAP)	$4,067	$3,971	$3,580	$3,633	$3,679	$15,251	$13,599

	2022		2022	2022	2022	2021	Year Ended December 31,
(Dollars in millions, except per share data and as noted)	Q4		Q3	Q2	Q1	Q4	2022		2021
Total net revenue (GAAP)	$9,040		$8,805	$8,232	$8,173	$8,118	$34,250		$30,435

Operating efficiency ratio (GAAP)	43.83%		45.10%	43.49%	44.45%	45.32%	44.22%		45.01%
Impact of adjustments noted above	116	bps	—	—	—	—	31	bps	(33)	bps
Adjusted operating efficiency ratio (non-GAAP)	44.99%		45.10%	43.49%	44.45%	45.32%	44.53%		44.68%

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2022	2022	2022	2022	2021
(Dollars in millions)	Q4	Q3	Q2	Q1	Q4
Tangible Common Equity (Period-End)
Stockholders’ equity	$52,582	$50,861	$53,410	$56,345	$61,029
Goodwill and intangible assets(9)	(14,902)	(14,932)	(14,850)	(14,883)	(14,907)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity	$32,835	$31,084	$33,715	$36,617	$41,277
Tangible Common Equity (Average)
Stockholders’ equity	$52,439	$54,541	$54,165	$59,437	$62,498
Goodwill and intangible assets(9)	(14,926)	(14,916)	(14,875)	(14,904)	(14,847)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(5,552)
Tangible common equity	$32,668	$34,780	$34,445	$39,688	$42,099
Tangible Assets (Period-End)
Total assets	$455,249	$444,232	$440,288	$434,195	$432,381
Goodwill and intangible assets(9)	(14,902)	(14,932)	(14,850)	(14,883)	(14,907)
Tangible assets	$440,347	$429,300	$425,438	$419,312	$417,474
Tangible Assets (Average)
Total assets	$449,659	$447,088	$435,327	$430,372	$427,845
Goodwill and intangible assets(9)	(14,926)	(14,916)	(14,875)	(14,904)	(14,847)
Tangible assets	$434,733	$432,172	$420,452	$415,468	$412,998
__________
(1)Regulatory capital metrics and capital ratios as of December 31, 2022 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI as permitted under the Tailoring Rules.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Includes impact of related deferred taxes.